Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund (the “Funds”)
Each, a series of Trust for Professional Managers (the “Trust”)

Supplement dated November 10, 2022 to the
Prospectus dated April 20, 2022, as previously supplemented

The following is added as a new section of the Funds’ Prospectus following “Disclosure of Portfolio Holdings - All Funds” on Page 19:

ReFlow Liquidity Program
The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow provides participating mutual funds (including each Fund) with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of a Fund’s shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s or the Adviser’s discretion. While ReFlow holds a Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. ReFlow’s purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will not be subject to the Funds’ investment minimums, the Small Cap Fund’s redemption fee, or the limitations noted in Frequent Purchases and Redemptions of Fund Shares beginning on page 35 of the Funds’ prospectus. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in-kind in accordance with the Funds’ redemption in-kind policies described under “Redemptions In-Kind,” below. The Board has approved the Funds’ use of the ReFlow program. The Adviser believes that the program may assist in stabilizing each Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent that the Funds’ assets do not decline, the Adviser may also benefit.

The following replaces the current “Redemptions In-Kind” section beginning on page 32 of the Funds’ Prospectus:

Each Fund generally pays redemption proceeds in cash. However, the Funds reserve the right to pay redemption proceeds to you by a distribution of securities from a Fund’s portfolio that are traded on a public securities market or are otherwise considered highly liquid pursuant to the Funds’ policies (a “redemption in kind” or “Available Securities”). It is not expected that a Fund would do so except to meet redemption requests that represent a large percentage of a Fund’s net assets or when the Adviser determines that existing conditions make cash payments undesirable, including during periods of stressed market conditions. The policy would allow the distribution of securities if the total redemption request is the lesser of $250,000 or 1% of the net assets of the respective Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. The securities delivered in a redemption in-kind transaction will be selected in the sole discretion of the Fund and will not necessarily be representative of the Fund’s entire portfolio. The Available Securities will be valued in the same manner that the Fund’s portfolio securities are valued for purposes of calculating the Fund’s NAV. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Please retain this Supplement with your Prospectus for future reference.